UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0234

Seligman Common Stock Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 6/30/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
Common Stock Fund, Inc.

Mid-Year Report
June 30, 2007

Seeking Total Return
Through a Combination
of Capital Appreciation
and Current Income

J. & W. Seligman & Co.
Incorporated
Established 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Performance Overview	2
Portfolio Overview	4
Understanding and Comparing Your Fund’s Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	28
Board of Directors and Executive Officers	34
Additional Fund Information	35

We are pleased to present your mid-year report for Seligman Common Stock Fund, Inc. The report contains the Fund’s investment results, portfolio of investments, and financial statements as of June 30, 2007.

For the six months ended June 30, 2007, Seligman Common Stock Fund delivered a total return of 7.6%, based on the net asset value of Class A shares (excluding sales charges). During the same period, the Fund’s benchmark, the S&P 500 Index, returned 7.0%, and the Fund’s peers, as measured by the Lipper Large-Cap Core Funds Average, returned 6.9%.

Seligman Common Stock Fund has resumed quarterly dividend payments, with distributions made to shareholders on March 21, 2007 and June 20, 2007. It is expected that dividend payments will continue on a quarterly basis for the foreseeable future.

Thank you for your continued support of Seligman Common Stock Fund. We look forward to providing you with the investment experience, insight, and solutions you need to seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 20, 2007

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries To: P.O. Box 9759 Providence, RI 02940-9759
Important Telephone Numbers
(800) 221-2450  Shareholder Services
(800) 445-1777  Retirement Plan Services
(212) 682-7600  Outside the United States
(800) 622-4597  24-Hour Automated
                           Telephone Access Service

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Common Stock Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of Fund shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. Returns for Class C, Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares have no sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1  The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns

For Periods Ended June 30, 2007

		Average Annual
Class A	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
With Sales Charge	2.52%	18.00%	7.06%	2.23%		n/a	n/a	n/a
Without Sales Charge	7.61	23.91	8.11	2.73		n/a	n/a	n/a
Class B
With CDSC†	2.17	17.90	6.99	n/a		n/a	n/a	n/a
Without CDSC	7.17	22.90	7.29	2.12	††	n/a	n/a	n/a
Class C
With 1% CDSC	6.16	21.88	n/a	n/a		n/a	n/a	n/a
Without CDSC	7.16	22.88	7.29	n/a		(0.39)%	n/a	n/a
Class D
With 1% CDSC	6.25	21.99	n/a	n/a		n/a	n/a	n/a
Without CDSC	7.25	22.99	7.29	1.96		n/a	n/a	n/a
Class I	7.80	24.46	8.55	n/a		n/a	5.10%	n/a
Class R
With 1% CDSC	6.45	22.58	n/a	n/a		n/a	n/a	n/a
Without CDSC	7.45	23.58	n/a	n/a		n/a	n/a	13.45%
Benchmarks**
Lipper Large-Cap Core Funds Average	6.94	19.59	9.33	6.09		3.23	5.91	13.40
S&P 500 Index	6.96	20.57	10.70	7.12		3.64	6.97	14.64

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
6/30/07	$13.93	$13.62	$13.63	$13.63	$14.01	$13.94
12/31/06	13.08	12.79	12.80	12.79	13.16	13.09
6/30/06	11.78	11.50	11.51	11.50	11.84	11.77

*	Returns for periods of less than one year are not annualized.
**	The Lipper Large-Cap Core Funds Average (“Lipper Average”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The S&P 500 Index also excludes the effect of fees. The Lipper Average measures the performance of funds, that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.8 billion at June 30, 2007). Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an average or index.
†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
††	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

Portfolio Overview

Diversification of Net Assets
 June 30, 2007

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2007	December 31, 2006
Common Stocks and Warrants:
Aerospace and Defense	2	$3,955,571	$5,258,248	2.1	3.2
Air Freight and Logistics	2	3,131,470	3,368,063	1.4	0.6
Airlines	1	618,196	602,775	0.2	—
Beverages	—	—	—	—	1.2
Biotechnology	4	7,907,026	7,949,176	3.2	2.9
Capital Markets	3	4,865,239	4,921,355	2.0	2.7
Chemicals	1	1,164,520	1,489,612	0.6	0.9
Commercial Banks	1	5,208,300	4,983,550	2.0	3.5
Commercial Services and Supplies	1	1,770,265	2,093,080	0.8	0.8
Communications Equipment	6	12,298,808	12,696,906	5.1	6.4
Computers and Peripherals	5	8,592,219	9,038,799	3.7	3.5
Consumer Finance	2	5,880,604	6,004,287	2.4	2.2
Containers and Packaging	1	3,243,742	3,600,355	1.5	0.9
Diversified Consumer Services	1	1,041,501	1,478,279	0.6	—
Diversified Financial Services	3	13,440,379	14,400,448	5.8	5.7
Diversified Telecommunication Services	2	3,127,452	3,279,880	1.3	2.1
Energy Equipment and Services	2	2,665,728	3,106,398	1.3	1.5
Food and Staples Retailing	4	7,589,551	8,994,534	3.6	4.1
Food Products	1	1,973,717	1,843,113	0.7	—
Health Care Equipment and Supplies	4	6,156,841	5,308,959	2.1	1.9
Health Care Providers and Services	1	1,872,795	1,854,235	0.8	3.7
Hotels, Restaurants and Leisure	2	6,346,195	5,662,841	2.3	—
Independent Power Producers and Energy Traders	—	—	—	—	0.6
Industrial Conglomerates	2	9,523,094	11,111,879	4.5	4.5
Insurance	2	5,841,726	6,835,430	2.8	2.7
Internet Software and Services	2	4,551,073	5,159,963	2.1	1.6
IT Services	1	1,763,416	2,042,766	0.8	1.0
Machinery	1	1,533,083	1,902,690	0.8	0.7
Media	3	5,834,127	6,519,060	2.6	1.9
Metals and Mining	3	4,394,093	5,257,560	2.1	1.3
Multiline Retail	—	—	—	—	0.7
Oil, Gas and Consumable Fuels	5	12,198,037	17,378,730	7.0	8.1

(Continued on page 5.)

Portfolio Overview

Diversification of Net Assets (continued)
June 30, 2007

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2007	December 31, 2006
Common Stocks and Warrants: (continued)
Personal Products	1	$1,436,749	$1,760,460	0.7	—
Pharmaceuticals	6	12,781,170	14,394,951	5.8	3.3
Road and Rail	1	1,297,468	1,238,725	0.5	0.9
Semiconductors and Semiconductor Equipment	3	4,113,954	4,136,370	1.7	0.9
Software	5	9,893,276	10,745,724	4.3	2.3
Specialty Retail	3	7,910,905	7,892,675	3.2	3.7
Thrifts and Mortgage Finance	2	3,199,113	3,202,153	1.3	1.0
Tobacco	1	5,963,070	6,747,468	2.7	3.4
Wireless Telecommunication Services	—	—	—	—	1.2
Total Common Stocks and Warrants	90	195,084,473	214,261,497	86.4	87.6
Equity-Linked Notes	18	23,851,019	23,344,778	9.4	3.8
Options Purchased	26	6,320,218	6,286,920	2.5	3.3
Other Short-Term Holding and Other Assets Less Liabilities	1	4,084,720	4,084,720	1.7	5.3
Net Assets	135	$229,340,430	$247,977,915	100.0	100.0

Largest Industries
June 30, 2007

Portfolio Overview

Largest Portfolio Holdings†
June 30, 2007

Security	Value	Percent of Net Assets
General Electric	$7,744,427	3.1
Altria Group	6,747,468	2.7
Exxon Mobil	6,729,692	2.7
JPMorgan Chase	5,079,983	2.0
Wachovia	4,983,550	2.0
Capital One Financial	4,872,457	2.0
ConocoPhillips	4,772,800	1.9
Bank of America	4,769,708	1.9
Citigroup	4,550,757	1.8
American International Group	3,781,620	1.5

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings and options purchased.

Largest Portfolio Changes
During the Six Months Ended June 30, 2007

Largest Purchases
Starbucks*
OfficeMax*
Las Vegas Sands*
Johnson & Johnson*
Bristol-Myers Squibb*
Broadcom (Class A)*
BEA Systems*
Qwest Communications International*
Barrick Gold*
Archer-Daniels-Midland*

Largest Sales
Foot Locker**
Aetna**
WellPoint**
Sprint Nextel**
Avis Budget Group**
International Business Machines**
Chevron
Windstream**
Bank of New York**
SUPERVALU**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2007 and held for the entire six-month period ended June 30, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 1/1/07	Annualized Expense Ratio*	Ending Account Value 6/30/07	Expenses Paid During Period** 1/1/07 to 6/30/07	Ending Account Value 6/30/07	Expenses Paid During Period** 1/1/07 to 6/30/07
Class A	$1,000.00	1.32%	$1,076.10	$6.79	$1,018.25	$6.61
Class B	1,000.00	2.07	1,071.70	10.63	1,014.53	10.34
Class C	1,000.00	2.07	1,071.60	10.63	1,014.53	10.34
Class D	1,000.00	2.07	1,072.50	10.64	1,014.53	10.34
Class I	1,000.00	0.88	1,078.00	4.53	1,020.43	4.41
Class R	1,000.00	1.57	1,074.50	8.08	1,017.01	7.85

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2007 to June 30, 2007, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

Portfolio of Investments  (unaudited)
June 30, 2007

	Shares or Warrants		Value
Common Stocks and Warrants 86.4%
Aerospace and Defense 2.1%
Boeing	34,900	shs.	$3,355,984
Honeywell International	33,800		1,902,264
			5,258,248
Air Freight and Logistics 1.4%
TNT (ADR)	27,500		1,240,937
UTI Worldwide	79,400		2,127,126
			3,368,063
Airlines 0.2%
JetBlue Airways	51,300		602,775
Biotechnology 3.2%
Amgen*	40,700		2,250,303
Cephalon*	22,200		1,784,658
Genentech*	24,500		1,853,670
Pharmion*	71,176		2,060,545
			7,949,176
Capital Markets 2.0%
Goldman Sachs Group	5,550		1,202,963
Merrill Lynch	19,600		1,638,168
Morgan Stanley	24,800		2,080,224
			4,921,355
Chemicals 0.6%
E. I. du Pont de Nemours	29,300		1,489,612
Commercial Banks 2.0%
Wachovia	97,240		4,983,550
Commercial Services and Supplies 0.8%
Waste Management	53,600		2,093,080
Communications Equipment 5.1%
Alcatel-Lucent (ADR)*	237,799		3,329,186
Alcatel-Lucent* (exercise price of $2.75, expiring 12/10/07)	1,267,861	wts.	228,215
Cisco Systems*	68,660	shs.	1,912,181
Comverse Technology*	181,100		3,778,652
Motorola	55,600	‡	984,120
QUALCOMM	56,800		2,464,552
			12,696,906

See footnotes on page 15.

Portfolio of Investments  (unaudited)
June 30, 2007

	Shares	Value
Computers and Peripherals 3.7%
Apple*	14,800	$1,806,192
Hewlett-Packard	41,600	1,856,192
Network Appliance	61,300	1,789,960
SanDisk*	29,200	1,429,048
Seagate Technology	99,100	2,157,407
		9,038,799
Consumer Finance 2.4%
American Express	18,500	1,131,830
Capital One Financial	62,117	4,872,457
		6,004,287
Containers and Packaging 1.5%
Smurfit-Stone Container*	270,500	3,600,355
Diversified Consumer Services 0.6%
Apollo Group (Class A)*	25,300	1,478,279
Diversified Financial Services 5.8%
Bank of America	97,560	4,769,708
Citigroup	88,726	4,550,757
JPMorgan Chase	104,850	5,079,983
		14,400,448
Diversified Telecommunication Services 1.3%
Qwest Communications International	228,100	2,212,570
Time Warner Telecom (Class A)*	53,100	1,067,310
		3,279,880
Energy Equipment and Services 1.3%
Halliburton	61,700	2,128,650
Weatherford International*	17,700	977,748
		3,106,398
Food and Staples Retailing 3.6%
Costco Wholesale	34,600	2,024,792
CVS/Caremark	50,500	1,840,725
Rite Aid*	531,700	3,392,246
Wal-Mart Stores	36,100	1,736,771
		8,994,534
Food Products 0.7%
Archer-Daniels-Midland	55,700	1,843,113

See footnotes on page 15.

Portfolio of Investments  (unaudited)
June 30, 2007

	Shares	Value
Health Care Equipment and Supplies 2.1%
Boston Scientific*	133,000	$2,040,220
C. R. Bard	10,500	867,615
Gen-Probe*	10,300	622,326
Medtronic	34,300	1,778,798
		5,308,959
Health Care Providers and Services 0.8%
Quest Diagnostics	35,900	1,854,235
Hotels, Restaurants and Leisure 2.3%
Las Vegas Sands*	30,300	2,314,617
Starbucks*	127,600	3,348,224
		5,662,841
Industrial Conglomerates 4.5%
3M	38,800	3,367,452
General Electric	202,310	7,744,427
		11,111,879
Insurance 2.8%
American International Group	54,000	3,781,620
Hartford Financial Services Group	31,000	3,053,810
		6,835,430
Internet Software and Services 2.1%
Google (Class A)*	5,330	2,789,615
Yahoo!*	87,370	2,370,348
		5,159,963
IT Services 0.8%
Amdocs	51,300	2,042,766
Machinery 0.8%
Caterpillar	24,300	1,902,690
Media 2.6%
Comcast (Class A)*	55,000	1,546,600
Gemstar-TV Guide International*	349,100	1,717,572
Time Warner	154,700	3,254,888
		6,519,060
Metals and Mining 2.1%
Alcoa	54,000	2,188,620
Barrick Gold	65,400	1,901,178
Freeport-McMoRan Copper & Gold (Class B)	14,100	1,167,762
		5,257,560

See footnotes on page 15.

Portfolio of Investments  (unaudited)
June 30, 2007

	Shares	Value
Oil, Gas and Consumable Fuels 7.0%
Chevron	17,600	$1,482,624
ConocoPhillips	60,800	4,772,800
El Paso	181,500	3,127,245
Exxon Mobil	80,230	6,729,692
Murphy Oil	21,305	1,266,369
		17,378,730
Personal Products 0.7%
Herbalife	44,400	1,760,460
Pharmaceuticals 5.8%
Adams Respiratory Therapeutics	33,500	1,319,565
Bristol-Myers Squibb	89,300	2,818,308
Johnson & Johnson	39,900	2,458,638
Pfizer	115,838	2,961,978
Schering-Plough	40,400	1,229,776
Wyeth	62,900	3,606,686
		14,394,951
Road and Rail 0.5%
YRC Worldwide	33,661	1,238,725
Semiconductors and Semiconductor Equipment 1.7%
Broadcom (Class A)*	66,000	1,930,500
Qimonda (ADR)*	62,400	964,080
Texas Instruments	33,000	1,241,790
		4,136,370
Software 4.3%
Adobe Systems	42,800	1,718,420
BEA Systems	165,300	2,262,957
Business Objects (ADR)*	34,800	1,351,632
Electronic Arts*	36,600	1,731,912
Microsoft	124,900	3,680,803
		10,745,724
Specialty Retail 3.2%
Best Buy	59,200	2,762,864
OfficeMax	87,300	3,430,890
Urban Outfitters*	70,700	1,698,921
		7,892,675

See footnotes on page 15.

Portfolio of Investments  (unaudited)
June 30, 2007

	Shares or Shares Subject to Call/Put	Value
Thrift and Mortgage Finance 1.3%
Countrywide Financial	25,100	$912,385
Washington Mutual	53,700	2,289,768
		3,202,153
Tobacco 2.7%
Altria Group	96,200	6,747,468

Total Common Stocks and Warrants (Cost $195,084,473)		214,261,497

Options Purchased* 2.5%
Biotechnology 0.1%
Amgen, Call expiring January 2009 at $60	30,400	206,720
Capital Markets 0.0%
Bear Stearns Companies, Call expiring January 2008 at $150	13,900	133,440
Communications Equipment 0.4%
Comverse Technology, Call expiring January 2008 at $20	189,600	464,520
JDS Uniphase, Call expiring January 2009 at $20	150,300	405,810
QUALCOMM, Call expiring January 2009 at $40	23,500	230,300
		1,100,630
Computers and Peripherals 0.1%
Seagate Technology, Call expiring June 2008 at $17.50	35,400	180,540
Seagate Technology, Call expiring January 2009 at $25	82,100	207,302
		387,842
Consumer Finance 0.1%
Capital One Financial, Call expiring January 2008 at $80	34,400	206,400
Health Care Equipment and Supplies 0.1%
Boston Scientific, Call expiring January 2009 at $20	166,600	274,890
Household Durables 0.0%
Fortune Brands, Call expiring January 2009 at $85	2,400	20,400
Index Derivatives 0.2%
S&P 500 Index, Put expiring August 2007 at 1500	13,400	402,000
Internet Software and Services 0.1%
Yahoo!, Call expiring January 2009 at $30	79,600	278,600
Metals and Mining 0.1%
Alcoa, Call expiring January 2008 at $35	31,800	244,860

See footnotes on page 15.

Portfolio of Investments  (unaudited)
June 30, 2007

	Shares Subject to Call or Principal Amount		Value
Pharmaceuticals 0.1%
Bristol-Myers Squibb, Call expiring September 2007 at $27.50	49,500	shs.	$207,900
Semiconductors and Semiconductor Equipment 0.6%
Advanced Micro Devices, Call expiring January 2008 at $15	174,700		305,725
Intel, Call expiring January 2009 at $20	75,300		432,975
Marvell Technology Group, Call expiring January 2009 at $20	144,600		383,190
Maxim Integrated Products, Call expiring January 2008 at $35	35,600		98,790
Micron Technology, Call expiring January 2009 at $15	151,300		226,950
			1,447,630
Software 0.1%
BEA Systems, Call expiring January 2008 at $10	72,500		290,000
Specialty Retail 0.1%
Foot Locker, Call expiring January 2008 at $25	51,500		43,775
OfficeMax, Call expiring January 2008 at $45	50,900		108,163
			151,938
Thrifts and Mortgage Finance 0.1%
Countrywide Financial, Call expiring January 2008 at $37.50	54,900		186,660
Countrywide Financial, Call expiring January 2009 at $37.50	1,600		9,440
			196,100
Tobacco 0.3%
Altria Group, Call expiring January 2008 at $80	13,700		220,570
Altria Group, Call expiring January 2008 at $85	44,000		517,000
			737,570

Total Options Purchased* (Cost $6,320,218)			6,286,920

Short-Term Holdings 12.1%
Equity-Linked Notes† 9.4%
Deutsche Bank:
19.85%, 8/6/07(1)(a)	$1,238,111		1,332,513
34.9%, 8/23/07(1)(b)	1,767,000		1,603,536
30.1%, 9/5/07(1)(c)	885,000		856,651
36.2%, 11/2/07(1)(d)	1,496,270		1,474,137

See footnotes on page 15.

Portfolio of Investments  (unaudited)
June 30, 2007

	Principal Amount or Shares Subject to Call		Value
Equity-Linked Notes (continued)
Goldman Sachs Group:
8.25%, 7/27/07(1)(e)	$1,134,896		$1,207,340
13.75%, 8/2/07(1)(f)	868,051		894,608
33%, 8/6/07(1)(g)	1,745,800		1,628,112
34.8%, 8/9/07(1)(h)	1,609,000		1,543,258
30.8%, 9/4/07(1)(i)	1,767,200		1,769,291
9.8%, 9/27/07(1)(j)	1,149,005		1,117,090
Merrill Lynch:
30%, 10/3/07(1)(k)	1,238,000		1,104,234
30%, 10/23/07(1)(l)	800,000		782,413
Morgan Stanley:
31.9%, 8/23/07(2)(p)	1,767,000		1,690,684
10.25%, 8/25/07(1)(m)	1,848,686		2,071,370
30%, 8/31/07(1)(n)	1,767,000		1,743,464
35.3%, 9/6/07(2)(q)	885,000		751,975
30.35%, 9/6/07(2)(r)	885,000		749,222
30%, 10/19/07(1)(o)	1,000,000		1,024,880
Total Equity-Linked Notes (Cost $23,851,019)			23,344,778
Time Deposit 2.7%
Citibank, Nassau, 5.19%, 7/2/07	6,646,000		6,646,000

Total Short-Term Holdings (Cost $30,497,019)			29,990,778

Total Investments (Cost $231,901,710) 101.0%			250,539,195

Other Assets Less Liabilities (1.0)%			(2,561,280)

Net Assets 100.0%			$247,977,915

Schedule of Option Written

Call Option Written
Motorola, expiring July 2007 at $19 (Premium received $390)	1,000	shs.	$100

See footnotes on page 15.

Portfolio of Investments  (unaudited)
June 30, 2007

*	Non-income producing security.

‡	All or part of the security is held as collateral for option written. As of June 30, 2007, the value of securities held as collateral was $984,120.

†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933. These notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows:

(1)	The principal amount of the notes plus or minus the lesser of A) the lowest return of the company’s or companies’ respective stock price(s) determined at maturity from the date of purchase of the notes, or B) the percent limit indicated below in parenthesis:

(a)	SanDisk (+10%)

(b)	Amdocs, Boston Scientific and Palm (+10%)

(c)	Alcatel-Lucent, BEA Systems and Best Buy (+5%)

(d)	Herbalife, JetBlue Airways and Qwest Communications International (+10%)

(e)	Yahoo! (+20%)

(f)	Marvell Technology (+20%)

(g)	Motorola, SanDisk and Yahoo! (+10%)

(h)	KLA-Tencor, Peabody Energy and Urban Outfitters (+10%)

(i)	BEA Systems, Sprint Nextel and Weatherford International (+10%)

(j)	Seagate Technology (+20%)

(k)	Archer-Daniels-Midland, Countrywide Financial and Foot Locker (+10%)

(l)	Adams Respiratory Therapeutics, Seagate Technology and Smurfit-Stone Container (+5%)

(m)	eBay (+20%)

(n)	Coldwater Creek, Comverse Technology and Halliburton (+10%)

(o)	Adams Respiratory Therapeutics, Alcatel-Lucent and UTI Worldwide (+9%)

(2)	A) If the stock price of any of the companies falls 20% or more at any time during the period from the date of purchase of the notes to maturity, the lesser of i) the principal amount of the notes, or ii) the principal amount of the notes plus or minus the lowest return of the companies’respective stock prices determined at maturity from the date of purchase of the notes; or otherwise B) the principal amount of the notes:

(p)	Advanced Micro Devices, Alcoa and Bristol-Myers Squibb

(q)	Broadcom, Herbalife and Rite Aid

(r)	Corning, Las Vegas Sands and Smurfit-Stone Container

ADR — American Depositary Receipts.

See Notes to Financial Statements.

Statement of Assets and Liabilities  (unaudited)
June 30, 2007

Assets:
Investments, at value:
Common stocks and warrants (cost $195,084,473)	$214,261,497
Options purchased (cost $6,320,218)	6,286,920
Equity-linked notes (cost $23,851,019)	23,344,778
Time deposit (cost $6,646,000)	6,646,000
Total investments (cost $231,901,710)	250,539,195
Cash (including restricted cash of $72,682)	72,702
Receivable for securities sold	2,760,491
Dividends and interest receivable	1,272,835
Investment in, and expenses prepaid to, shareholder service agent	43,546
Receivable for Capital Stock sold	18,780
Other	15,972
Total Assets	254,723,521
Liabilities:
Payable for securities purchased	6,212,837
Payable for Capital Stock repurchased	258,955
Management fee payable	134,488
Distribution and service (12b-1) fees payable	64,526
Option written, at value (premium received $390)	100
Accrued expenses and other	74,700
Total Liabilities	6,745,606
Net Assets	$247,977,915
Composition of Net Assets:
Capital Stock, at par ($0.50 par value; 1,000,000,000 shares authorized; 17,837,059 shares outstanding):
Class A	$7,807,326
Class B	190,289
Class C	154,912
Class D	497,687
Class I	227,844
Class R	40,471
Additional paid-in capital	198,783,501
Undistributed net investment income (Note 6)	271,075
Undistributed net realized gain (Note 6)	21,367,035
Net unrealized appreciation of investments	18,637,775
Net Assets	$247,977,915
Net Asset Value Per Share:
Class A ($217,494,938 ÷ 15,614,652 shares)	$13.93
Class B ($5,183,021 ÷ 380,578 shares)	$13.62
Class C ($4,224,127 ÷ 309,824 shares)	$13.63
Class D ($13,563,338 ÷ 995,374 shares)	$13.63
Class I ($6,383,840 ÷ 455,688 shares)	$14.01
Class R ($1,128,651 ÷ 80,943 shares)	$13.94

See Notes to Financial Statements.

Statement of Operations  (unaudited)
For the Six Months Ended June 30, 2007

Investment Income:
Interest	$2,674,452
Dividends (net of foreign taxes withheld of $2,854)	1,723,354
Total Investment Income	4,397,806

Expenses:
Management fee	805,289
Distribution and service (12b-1) fees	385,829
Shareholder account services	347,148
Registration	48,946
Custody and related services	34,792
Auditing and legal fees	31,878
Shareholder reports and communications	29,536
Directors’ fees and expenses	7,251
Miscellaneous	13,299
Total Expenses	1,703,968
Net Investment Income	2,693,838

Net Realized and Unrealized Gain (Loss) on Investments and Options Written:
Net realized gain on investments	17,535,325
Net realized gain on options written	189,813
Net change in unrealized appreciation of investments and options written	(2,307,810)
Net Gain on Investments and Options Written	15,417,328
Increase in Net Assets from Operations	$18,111,166

See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Operations:
Net investment income	$2,693,838	$1,576,121
Net realized gain on investments	17,535,325	24,888,496
Net realized gain on options written	189,813	823,193
Net change in unrealized appreciation of investments and options written	(2,307,810)	9,657,076
Increase in Net Assets from Operations	18,111,166	36,944,886
Distributions to Shareholders:
Net investment income:
Class A	(2,276,664)	(1,428,555)
Class B	(33,585)	—
Class C	(27,587)	—
Class D	(86,856)	—
Class I	(78,315)	(49,549)
Class R	(9,238)	(2,201)
Total	(2,512,245)	(1,480,305)
Net realized long-term gain on investments:
Class A	—	(6,456,318)
Class B	—	(189,805)
Class C	—	(133,686)
Class D	—	(410,150)
Class I	—	(145,561)
Class R	—	(15,434)
Total	—	(7,350,954)
Decrease in Net Assets from Distributions	(2,512,245)	(8,831,259)
Capital Share Transactions:
Net proceeds from sales of shares	3,344,542	6,799,158
Investment of dividends	1,584,182	893,043
Exchanged from associated funds	913,782	1,622,597
Investment of gain distribution	—	5,468,301
Total	5,842,506	14,783,099
Cost of shares repurchased	(23,279,954)	(43,725,789)
Exchanged into associated funds	(884,763)	(4,216,116)
Total	(24,164,717)	(47,941,905)
Decrease in Net Assets from Capital Share Transactions	(18,322,211)	(33,158,806)
Decrease in Net Assets	(2,723,290)	(5,045,179)
Net Assets:
Beginning of period	250,701,205	255,746,384
End of Period (including undistributed net investment income of $271,075, and $89,482, respectively)	$247,977,915	$250,701,205

See Notes to Financial Statements.

Notes to Financial Statements  (unaudited)

1.	Organization and Multiple Classes of Shares — Seligman Common Stock Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company.

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions made within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions made in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares were sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase; and shares purchased through certain financial intermediaries were bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

Notes to Financial Statements  (unaudited)

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Fund’s Manager believes it approximates fair value.

b.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2007.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2007, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend date.

g.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent

Notes to Financial Statements  (unaudited)

liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

h.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

i	Equity-Linked Notes — The Fund may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Underlying Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Underlying Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets, 0.60% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.55% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets.

For the six months ended June 30, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $4,270 from sales of Class A and (prior to June 4, 2007) Class C shares. Commissions of $24,342 and $195 were also paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2007, fees incurred under the Plan aggregated $267,225, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

Notes to Financial Statements  (unaudited)

For the six months ended June 30, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $27,277, $21,782, $67,304, and $2,241, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the six months ended June 30, 2007, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $65,458.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the six months ended June 30, 2007, such charges amounted to $2,940. The Distributor has sold to third parties its rights to collect any CDSC imposed on redemptions of Class B shares.

For the six months ended June 30, 2007, Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $347,148 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2007, the Fund’s potential obligation under the Guaranties is $343,900. As of June 30, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

As of June 30, 2007, the Fund’s investment in Seligman Data Corp. is recorded at a cost of $22,506.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at June 30, 2007, of $695 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

Notes to Financial Statements  (unaudited)

4.	Committed Line of Credit — The Fund is a participant in a joint $375 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2007, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2007, amounted to $109,129,130 and $128,578,202, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2007, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2007, the cost of investments for federal income tax purposes was $232,693,173. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales of $791,463.

The tax basis components of accumulated earnings at June 30, 2007 are presented below. Undistributed ordinary income primarily consists of net investment income and net short-term capital gains.

Gross unrealized appreciation of portfolio securities	$25,304,236
Gross unrealized depreciation of portfolio securities	(7,458,214)
Net unrealized appreciation of portfolio securities	17,846,022
Undistributed ordinary income	10,239,379
Undistributed net realized gains	12,060,625
Total accumulated earnings	$40,146,026

Notes to Financial Statements  (unaudited)

7.	Options Written — Transactions in options written during the six months ended June 30, 2007, were as follows:

	Shares Subject To Call/Put	Premiums
Options outstanding, December 31, 2006	12,700	$112,773
Options written	367,600	575,587
Options expired	(125,500)	(182,065)
Options exercised	(251,700)	(499,962)
Options terminated in closing purchase transactions	(2,100)	(5,943)
Options outstanding, June 30, 2007	1,000	$390

8.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	93,979	$1,272,518	215,617	$2,716,093
Investment of dividends	101,318	1,384,091	64,733	843,455
Exchanged from associated funds	39,186	524,030	63,963	784,998
Converted from Class B*	36,800	494,942	168,715	2,061,910
Investment of gain distribution	—	—	361,369	4,636,357
Total	271,283	3,675,581	874,397	11,042,813
Cost of shares repurchased	(1,432,563)	(19,316,045)	(2,960,580)	(36,198,317)
Exchanged into associated funds	(51,793)	(693,454)	(259,440)	(3,197,818)
Total	(1,484,356)	(20,009,499)	(3,220,020)	(39,396,135)
Decrease	(1,213,073)	$(16,333,918)	(2,345,623)	$(28,353,322)

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	6,575	$86,579	38,641	$461,979
Investment of dividends	2,023	27,206	—	—
Exchanged from associated funds	17,055	222,247	30,502	378,814
Investment of gain distribution	—	—	13,788	171,931
Total	25,653	336,032	82,931	1,012,724
Cost of shares repurchased	(75,812)	(992,657)	(206,499)	(2,471,910)
Exchanged into associated funds	(6,160)	(78,392)	(20,834)	(249,307)
Converted to Class A*	(37,666)	(494,942)	(172,745)	(2,061,910)
Total	(119,638)	(1,565,991)	(400,078)	(4,783,127)
Decrease	(93,985)	$(1,229,959)	(317,147)	$(3,770,403)

*	Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.

Notes to Financial Statements  (unaudited)

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	4,893	$64,167	17,641	$201,800
Investment of dividends	1,785	24,107	—	—
Exchanged from associated funds	6,693	86,716	11,568	149,695
Investment of gain distribution	—	—	9,098	113,541
Total	13,371	174,990	38,307	465,036
Cost of shares repurchased	(40,537)	(542,183)	(92,527)	(1,083,383)
Exchanged into associated funds	(5,209)	(67,272)	(12,121)	(171,833)
Total	(45,746)	(609,455)	(104,648)	(1,255,216)
Decrease	(32,375)	$(434,465)	(66,341)	$(790,180)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	88,515	$1,165,955	139,298	$1,668,485
Investment of dividends	5,031	67,616	—	—
Exchanged from associated funds	5,930	77,213	25,724	306,120
Investment of gain distribution	—	—	30,912	385,478
Total	99,476	1,310,784	195,934	2,360,083
Cost of shares repurchased	(161,936)	(2,133,384)	(283,481)	(3,415,311)
Exchanged into associated funds	(3,473)	(45,645)	(49,636)	(594,976)
Total	(165,409)	(2,179,029)	(333,117)	(4,010,287)
Decrease	(65,933)	$(868,245)	(137,183)	$(1,650,204)

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	18,657	$249,099	113,072	$1,434,150
Investment of dividends	5,705	78,315	3,783	49,549
Investment of gain distribution	—	—	11,266	145,560
Total	24,362	327,414	128,121	1,629,259
Cost of shares repurchased	(18,779)	(255,632)	(31,030)	(381,807)
Increase	5,583	$71,782	97,091	$1,247,452

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	37,683	$506,224	25,568	$316,651
Investment of dividends	220	2,847	3	39
Exchanged from associated funds	273	3,576	246	2,970
Investment of gain distribution	—	—	1,205	15,434
Total	38,176	512,647	27,022	335,094
Cost of shares repurchased	(3,026)	(40,053)	(14,028)	(175,061)
Exchanged into associated funds	—	—	(175)	(2,182)
Total	(3,026)	(40,053)	(14,203)	(177,243)
Increase	35,150	$472,594	12,819	$157,851

Notes to Financial Statements  (unaudited)

9.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Common Stock Fund).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims

Notes to Financial Statements  (unaudited)

and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

10.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights  (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A
		Year Ended December 31,
	Six Months Ended 6/30/07	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$13.08	$11.67	$11.58	$10.42	$8.49	$11.55
Income (Loss) from Investment Operations:
Net investment income	0.15	0.09	0.06	0.07	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.84	1.80	0.09	1.16	1.93	(3.06)
Total from Investment Operations	0.99	1.89	0.15	1.23	1.96	(3.01)
Less Distributions:
Dividends from net investment income	(0.14)	(0.09)	(0.06)	(0.07)	(0.03)	(0.05)
Distributions from net realized capital gain	—	(0.39)	—	—	—	—
Total Distributions	(0.14)	(0.48)	(0.06)	(0.07)	(0.03)	(0.05)
Net Asset Value, End of Period	$13.93	$13.08	$11.67	$11.58	$10.42	$8.49

Total Return	7.61%	16.23%	1.26%	11.82%#	23.11%	(26.10)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$217,495	$220,152	$223,800	$264,142	$271,692	$255,027
Ratio of expenses to average net assets	1.32%†	1.33%	1.29%	1.28%	1.31%	1.31%
Ratio of net investment income to average net assets	2.23%†	0.71%	0.50%	0.66%	0.38%	0.48%
Portfolio turnover rate	50.75%	93.45%	68.31%	43.50%	140.33%	174.50%

See footnotes on page 33.

Financial Highlights  (unaudited)

CLASS B
		Year Ended December 31,
	Six Months Ended 6/30/07	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Period	$12.79	$11.43	$11.37	$10.25	$8.39	$11.44
Income (Loss) from Investment Operations:
Net investment income (loss)	0.10	(0.01)	(0.03)	(0.01)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.82	1.76	0.09	1.13	1.89	(3.02)
Total from Investment Operations	0.92	1.75	0.06	1.12	1.86	(3.05)
Less Distributions:
Dividends from net investment income	(0.09)	—	—	—	—	—
Distributions from net realized capital gain	—	(0.39)	—	—	—	—
Total Distributions	(0.09)	(0.39)	—	—	—	—
Net Asset Value, End of Period	$13.62	$12.79	$11.43	$11.37	$10.25	$8.39

Total Return	7.17%	15.38%	0.53%	10.93%#	22.17%	(26.66)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$5,183	$6,068	$9,049	$13,581	$16,312	$15,456
Ratio of expenses to average net assets	2.07%†	2.08%	2.05%	2.04%	2.07%	2.06%
Ratio of net investment income (loss) to average net assets	1.48%†	(0.04)%	(0.26)%	(0.10)%	(0.38)%	(0.27)%
Portfolio turnover rate	50.75%	93.45%	68.31%	43.50%	140.33%	174.50%

See footnotes on page 33.

Financial Highlights  (unaudited)

CLASS C
		Year Ended December 31,
	Six Months Ended 6/30/07	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Period	$12.80	$11.44	$11.38	$10.26	$8.39	$11.45
Income (Loss) from Investment Operations:
Net investment income (loss)	0.10	(0.01)	(0.03)	(0.01)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.82	1.76	0.09	1.13	1.90	(3.03)
Total from Investment Operations	0.92	1.75	0.06	1.12	1.87	(3.06)
Less Distributions:
Dividends from net investment income	(0.09)	—	—	—	—	—
Distributions from net realized capital gain	—	(0.39)	—	—	—	—
Total Distributions	(0.09)	(0.39)	—	—	—	—
Net Asset Value, End of Period	$13.63	$12.80	$11.44	$11.38	$10.26	$8.39

Total Return	7.16%	15.37%	0.53%	10.92%#	22.29%	(26.73)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4,224	$4,381	$4,674	$5,227	$6,671	$6,179
Ratio of expenses to average net assets	2.07%†	2.08%	2.05%	2.04%	2.07%	2.06%
Ratio of net investment income (loss) to average net assets	1.48%†	(0.04)%	(0.26)%	(0.10)%	(0.38)%	(0.27)%
Portfolio turnover rate	50.75%	93.45%	68.31%	43.50%	140.33%	174.50%

See footnotes on page 33.

Financial Highlights  (unaudited)

CLASS D
		Year Ended December 31,
	Six Months Ended 6/30/07	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Period	$12.79	$11.43	$11.37	$10.25	$8.39	$11.45
Income (Loss) from Investment Operations:
Net investment income (loss)	0.10	(0.01)	(0.03)	(0.01)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.83	1.76	0.09	1.13	1.89	(3.03)
Total from Investment Operations	0.93	1.75	0.06	1.12	1.86	(3.06)
Less Distributions:
Dividends from net investment income	(0.09)	—	—	—	—	—
Distributions from net realized capital gain	—	(0.39)	—	—	—	—
Total Distributions	(0.09)	(0.39)	—	—	—	—
Net Asset Value, End of Period	$13.63	$12.79	$11.43	$11.37	$10.25	$8.39

Total Return	7.25%	15.38%	0.53%	10.93%#	22.17%	(26.73)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$13,563	$13,578	$13,704	$16,370	$17,800	$18,302
Ratio of expenses to average net assets	2.07%†	2.08%	2.05%	2.04%	2.07%	2.06%
Ratio of net investment income (loss) to average net assets	1.48%†	(0.04)%	(0.26)%	(0.10)%	(0.38)%	(0.27)%
Portfolio turnover rate	50.75%	93.45%	68.31%	43.50%	140.33%	174.50%

See footnotes on page 33.

Financial Highlights  (unaudited)

CLASS I
		Year Ended December 31,
	Six Months Ended 6/30/07	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Period	$13.16	$11.71	$11.61	$10.44	$8.49	$11.55
Income (Loss) from Investment Operations:
Net investment income	0.18	0.14	0.10	0.11	0.07	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.84	1.81	0.10	1.17	1.94	(3.07)
Total from Investment Operations	1.02	1.95	0.20	1.28	2.01	(2.97)
Less Distributions:
Dividends from net investment income	(0.17)	(0.11)	(0.10)	(0.11)	(0.06)	(0.09)
Distributions from net realized capital gain	—	(0.39)	—	—	—	—
Total Distributions	(0.17)	(0.50)	(0.10)	(0.11)	(0.06)	(0.09)
Net Asset Value, End of Period	$14.01	$13.16	$11.71	$11.61	$10.44	$8.49

Total Return	7.80%	16.74%	1.69%	12.23%#	23.72%	(25.82)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$6,384	$5,923	$4,134	$4,005	$3,265	$2,539
Ratio of expenses to average net assets	0.88%†	0.91%	0.93%	0.90%	0.98%	0.92%
Ratio of net investment income to average net assets	2.67%†	1.13%	0.86%	1.04%	0.71%	0.87%
Portfolio turnover rate	50.75%	93.45%	68.31%	43.50%	140.33%	174.50%
Without expense reimbursement:øø
Ratio of expenses to average net assets						0.96%
Ratio of net investment income to average net assets						0.83%

See footnotes on page 33.

Financial Highlights  (unaudited)

CLASS R
		Year Ended December 31,
	Six Months Ended 6/30/07	2006	2005	2004	4/30/03* to 12/31/03

Per Share Data:
Net Asset Value, Beginning of Period	$13.09	$11.67	$11.58	$10.42	$8.66
Income from Investment Operations:
Net investment income	0.13	0.06	0.03	0.04	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.84	1.80	0.09	1.17	1.77
Total from Investment Operations	0.97	1.86	0.12	1.21	1.78
Less Distributions:
Dividends from net investment income	(0.12)	(0.05)	(0.03)	(0.05)	(0.02)
Distributions from net realized capital gain	—	(0.39)	—	—	—
Total Distributions	(0.12)	(0.44)	(0.03)	(0.05)	(0.02)
Net Asset Value, End of Period	$13.94	$13.09	$11.67	$11.58	$10.42

Total Return	7.45%	15.99%	1.01%	11.57%#	20.50%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,129	$600	$385	$321	$2
Ratio of expenses to average net assets	1.57%†	1.58%	1.55%	1.54%	1.58	%†
Ratio of net investment income to average net assets	1.98%†	0.46%	0.24%	0.40%	0.09	%†
Portfolio turnover rate	50.75%	93.45%	68.31%	43.50%	140.33	%ø

*	Commencement of offering of shares.
†	Annualized.
ø	Computed at the Fund level for the year ended December 31, 2003.
øø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
#	Excluding the effect of certain payments received from the Manager in 2004, total return would have been as follows: Class A 11.79%; Class B 10.90%; Class C 10.89%; Class D 10.90%; Class I 12.20%; and Class R 11.54%.

See Notes to Financial Statements.

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. 1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com. 1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. 1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

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[This Page Intentionally Left Blank]

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Common Stock Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

EQCS3 6/07

ITEM 2.	CODE OF ETHICS. Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMON STOCK FUND, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: August 29, 2007

By:	/S/ LAWRENCE P.VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date: August 29, 2007

SELIGMAN COMMON STOCK FUND, INC.

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.